Net Income (Loss) Per Share (Tables)	3 Months Ended
Mar. 31, 2026
Earnings per share [abstract]
Summary of Computation of Basic EPS and Diluted EPS

The computation of Basic EPS and Diluted EPS is as follows:

	Three Months Ended
	March 31,
	2026	2025
(in USD and thousands, except per share data)
Net loss attributable to Viking Holdings Ltd	$(54,380)	$(105,473)
Weighted-average ordinary shares and special shares - Basic EPS and Diluted EPS	445,883	442,910
Basic EPS and Diluted EPS	$(0.12)	$(0.24)